Exhibit 99.2 Gap Inc. Sonia Syngal Katrina O’Connell Fiscal 2020 CHIEF EXECUTIVE OFFICER CHIEF FINANCIAL OFFICER SECOND QUARTER EARNINGS RESULTS

Forward Looking Statements / Non-GAAP Financial Measures Forward Looking Statements This conference call and webcast contain forward-looking statements within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. All statements other than those that are purely historical are forward-looking statements. Forward-looking statements include statements identified as such in our August 27, 2020 press release. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause our actual results to differ materially from those in the forward-looking statements. Additional information regarding factors that could cause results to differ can be found in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on June 9, 2020, as well as the Company’s subsequent filings with the Securities and Exchange Commission. These forward-looking statements are based on information as of August 27, 2020. We assume no obligation to publicly update or revise our forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized. SEC Regulation G This presentation includes the non-GAAP measure free cash flow. The description and reconciliation of this measure from GAAP is included in our August 27, 2020 earnings press release, which is available on investors.gapinc.com. 2

Statement from the CEO Our strong performance in the second quarter reflects the customer response to our brands, products and experiences, particularly as we’ve rapidly adapted to the changing environment. We nearly doubled our e-commerce business, with approximately 50% online penetration, demonstrating our ability to pivot to a digitally- led culture. I’m confident that our purpose-driven lifestyle brands, size and scale, and advantaged digital capabilities are helping us win now and position us for growth in the future. SONIA SYNGAL, CHIEF EXECUTIVE OFFICER, GAP INC. AUGUST 27, 2020 3

Q2 2020 Financial Highlights • Comparable sales up 13% • Net sales down 18% year-over-year • 95% increase in online net sales year-over-year • Ended the quarter with $2.2 billion in cash and cash equivalents 4

Q2 2020 P&L Summary Q2 2020 Q2 Q2 vs. ($ Millions) 2020 2019 Q2 2019 Net Sales $3,275 $4,005 (18%) Gross Profit $1,149 $1,556 (26%) % of Sales 35.1% 38.9% (380 bps) Merchandise Margin B/(W) LY (270 bps) ROD % of Sales B/(W) LY (110 bps) Operating Expenses $1,076 $1,274 (16%) % of Sales 32.9% 31.8% (110 bps) Operating Income $73 $282 (74%) % of Sales 2.2% 7.0% (480 bps) Net Income (Loss) ($62) $168 Diluted EPS ($0.17) $0.44 5

Q2 2020 Online Sales Growth ( Ye a r -Over-Ye a r ) 95% 136% 75% 26% 74% 6

Q2 2020 Analyzing Our Revenue BRAND CHANNEL(1) REGION ■ Old Navy 57% ■ Online 50% ■ U.S. 85% ■ Gap 24% ■ Strip/Street 35% ■ Canada 7% ■ Banana Republic 9% ■ Mall 10% ■ Asia 5% ■ Athleta 8% ■ Other 5% ■ Europe 2% ■ Other 2% ■ Other 1% Note: All data based on Q2 2020 net sales. 7 (1) Channel data is based on North America sales only.

Connecting With Customers During Crisis and Beyond Our leading omni-channel platform is allowing our customers to seamlessly shop with us from anywhere 3.5 MILLION new customers acquired through our online channel, representing >165% GROWTH in new online customer acquisition year-over-year in Q2 2020 1500+ STORES offering contactless curbside pickup of online orders (1) ~$130 MILLION of masks sold in Q2 2020 (2) (1) As of August 12, 2020 8 (2) Includes both B2C and B2B mask sales

Significant Operating Cash Flow Generation >$1B in annual cash from operations for 10+ years $1.7B $1.6B $1.4B $1.4B $1.4B 2015 2016 2017 2018 2019 9

Rationalizing Our Store Fleet Expect over 225 Gap and Banana Republic net store closures globally in 2020 Gap Banana Republic 1843 1759 1643 2018 2019 Q2 2020 2020E 10

Looking Ahead… Well positioned to gain share Harness the Execute on Leverage our power of brands initiatives to scaled and Lead through our and enviable streamline advantaged values at a time customer file to operating model omni-capabilities when trust drive loyalty, and rationalize across our stores matters engagement and fleet to drive and ecommerce frequency profitable growth 11